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                                                                    EXHIBIT 99.3

                               SECOND AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

       This SECOND AMENDMENT is dated as of December 23, 1999 and amends that certain STOCK PURCHASE AGREEMENT, dated as of November 13, 1998 (as amended, the "SPA"), by and among SIRIUS SATELLITE RADIO INC. (formerly known as CD Radio Inc.), a Delaware corporation (the "Company"), and APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership ("AIF IV"), and APOLLO OVERSEAS PARTNERS IV, L.P., a Cayman Islands limited partnership ("AOP IV", and together with AIF IV, and including their respective successors and permitted assigns, the "Purchasers").

       WHEREAS, the Company and the Purchasers desire to effect certain amendments to the SPA and Section 11.5(b) of the SPA permits the SPA to be amended by a writing signed by the Company and the Purchasers.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

       1. Capitalized terms used herein shall have the meanings ascribed to them in the SPA.

       2. The definition of Series A Registrable Securities set forth in the SPA is hereby amended and replaced in its entirety as follows:

       "Series A Registrable Securities" shall mean the shares of Common Stock into which shares of Series A Preferred Stock issued hereunder or by way of any in-kind dividend may be converted and any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Common Stock, until, in the case of any such share, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it or (ii) it is distributed to the public by the holder thereof pursuant to Rule 144; provided, however, that for purposes of Article 9 and Article 6, during the period in which disposition of such Purchased Shares would violate the terms of a lock-up agreement, Series A Registrable Securities shall not include any shares of Common Stock into which shares of Series A Preferred Stock that are subject to such lock-up agreement may be converted.


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       3.     The definition of Series B Registrable Securities set forth in the
SPA is hereby amended and replaced in its entirety as follows:

       "Series B Registrable Securities" shall mean the shares of Common Stock into which shares of Series B Preferred Stock issued hereunder or by way of any in-kind dividend may be converted and any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Common Stock, until, in the case of any such share, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it or (ii) it is distributed to the public by the holder thereof pursuant to Rule 144; provided, however, that for purposes of Article 9 and Article 6, during the period in which disposition of such Option Shares would violate the terms of a lock-up agreement, Series B Registrable Securities shall not include any shares of Common Stock into which shares of Series B Preferred Stock that are subject to such lock-up agreement may be converted.

       4. Section 6.2 of the SPA is hereby amended and replaced in its entirety as follows:

       "6.2 Lock-Up Agreement. At any time prior to the earlier of (a) November 13, 2001 and (b) the date that the Purchasers cease collectively to beneficially own 10% or more of the Common Stock, the Company and its underwriters, by written notice from the Company and its lead underwriter to the Purchasers (a "Lock-up Request"), given as provided herein on or after the time of the initial filing with the Commission of any registration statement (other than a registration statement relating to an offering described in Section 9.1) with respect to any offering of Common Stock or securities convertible into Common Stock (the "Offering"), may request that the Purchasers agree not to offer, sell or transfer any of the (i) Purchased Shares and the Option Shares, (ii) shares of Series A Preferred Stock or Series B Preferred Stock issued as in-kind dividends on (x) the Purchased Shares and the Option Shares or
       (y) other shares of Series A Preferred Stock or Series B Preferred Stock issued as in-kind dividends (such shares referred to in this clause (ii), "Dividend Shares") or (iii) Common Stock issued upon any conversion of the Purchased Shares, Option Shares and/or Dividend Shares or engage in any hedging or similar transactions with respect to the Purchased Shares, Dividend Shares, Option Shares or Common Stock issued upon any conversion of the Purchased Shares, Option Shares and/or Dividend Shares during the 180-day period (the "Lock-up Period") beginning on a date specified in the Lock-up Request, which date may be as early as five (5) Business Days prior to the closing date of the Offering (but no later than the closing date of the Offering), and each Purchaser agrees to consent to and be bound by the restrictions specified in any


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       such Lock-up Request; provided, however, that such a lock-up agreement with respect to any Offering shall not prevent any Purchaser from selling Purchased Shares, Dividend Shares, Option Shares or Common Stock issued upon any conversion of the Purchased Shares, Option Shares and/or Dividend Shares which it is entitled to sell in such Offering pursuant to
       Section 9.2 if it shall have made the request specified therein. The foregoing notwithstanding, no Lock-up Request shall be effective and binding upon the Purchasers unless a similar lock-up is imposed upon all other Persons beneficially owning 10% or more of the Common Stock with respect to which the Company then has the power to request or impose such lock-up. Any such lock-up imposed upon any other Person shall be for the shorter of (i) the Lock-up Period and (ii) the maximum period the Company has the right or power to impose upon such other Person. The Lock-up Period may be terminated as to the Purchasers on written notice from either the Company or the lead underwriter of the Offering, and automatically shall be terminated immediately as to the Purchasers in the event it is terminated as to any other Person (including the Company and its Affiliates) or any other Person is otherwise released from any lock-up obligations with respect to the Offering. The Company shall specify the expected effective date of any Offering by notice to the Purchasers given not later than two (2) Business Days prior to the beginning of the Lock-up Period. Each Purchaser shall cause each Person, together with its Affiliates, to whom it Transfers, in one or a series of related transactions, the equivalent of 1,000,000 or more shares of Common Stock (assuming conversion of the Series A Preferred Stock and Series B Preferred Stock) to execute and deliver to the Company a letter agreement pursuant to which such transferee agrees (and to cause each other Person to whom it Transfers any shares of Common Stock if, after giving effect to such Transfer, such Person, together with its Affiliates, would beneficially own 1,000,000 or more shares of Common Stock (assuming conversion of Series A Preferred Stock and Series B Preferred Stock) to execute and deliver to the Company a similar letter agreement) to comply with the requirements of this Section 6.2 (including this sentence) to the same extent and subject to the same terms and conditions as the Purchasers."

       5. Section 9.1(a) of the SPA is hereby amended by adding the following words after the words "1,000,000 shares of Common Stock" in such section:

       "(subject to appropriate adjustments in the event of stock splits or similar events) or registration of Common Stock in connection with a registered offering involving anticipated aggregate proceeds of at least $50 million,"

       6. Section 9.1(b) of the SPA is hereby amended by adding the following words after the words "1,000,000 shares of Common Stock" in such section:


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       "(subject to appropriate adjustments in the event of stock splits or similar events) or registration of Common Stock in connection with a registered offering involving anticipated aggregate proceeds of at least $50 million,"

       7. Section 9.1(c) of the SPA is hereby amended and replaced in its entirety as follows:

       "(c) Notwithstanding any other provision of this Section 9.1, if the Company shall furnish to Holders who have elected to exercise their rights under Sections 9.1(a) or 9.1(b) (each, an "Exercising Holder") a certificate signed by the President or the Chief Executive Officer of the Company stating that the requested registration and offering would require the disclosure of material non-public information and, in the good faith judgment of the Board of Directors of the Company, such disclosure in a Registration Statement to be filed pursuant to Section 9.1(a) or 9.1(b), as the case may be, would be seriously detrimental to the Company and its stockholders and it is therefore desirable and in the best interests of the Company to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of time after receipt of such request; provided, however, that the Company may not make such a request more than twice in any 12-month period and the aggregate period of time during which the Company may defer such filing shall not exceed 90 days."

       8. Section 9.5(h) of the SPA is hereby amended by adding after the words "take such other actions" appearing therein the following words:

       "(including, without limitation, making senior management of the Company available to participate in road show presentations on a customary basis)"

       9. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, all of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       10. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof which would require the application of the laws of another state.

       11. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.


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       12.    Except as expressly amended, modified and supplemented hereby, the provisions of the SPA shall remain in full force and effect.



















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       IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                              SIRIUS SATELLITE RADIO INC.

                              By:/s/ Patrick L. Donnelly
                                 -----------------------------------------------
                                 Name:  Patrick L. Donnelly
                                 Title: Senior Vice President and
                                        General Counsel

                              APOLLO INVESTMENT FUND IV, L.P.

                              By: Apollo Advisors, IV, L.P., its general partner

                                  By: Apollo Capital Management IV, Inc., its
                                      general partner

                                      By:/s/ Andrew Africk
                                         ---------------------------------------
                                         Andrew Africk
                                         Vice President

                              APOLLO OVERSEAS PARTNERS IV, L.P.

                              By: Apollo Advisors, IV, L.P., its general partner

                                  By: Apollo Capital Management IV, Inc., its
                                      general partner

                                      By:/s/ Andrew Africk
                                         ---------------------------------------
                                         Andrew Africk
                                         Vice President

        [Signature Page to Second Amendment to Stock Purchase Agreement]


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